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                               SERVICING AGREEMENT

                                      among



                              TRI FUNDING II, INC.
                                   ("Issuer")

                                       and



                             TRENDWEST RESORTS, INC.
                           ("Servicer" or "Trendwest")

                                       and



                               SAGE SYSTEMS, INC.
                                 ("Subservicer")

                                       and



                        LASALLE NATIONAL BANK, as Trustee
                                   ("Trustee")

                            Dated as of March 1, 1998




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                                TABLE OF CONTENTS

SECTION HEADING                                                           PAGE

     ARTICLE 1


DEFINITIONS...................................................................1
       Section 1.01.           Defined Terms..................................1

ARTICLE 2            SERVICER REPRESENTATIONS, WARRANTIES AND COVENANTS.......4

Section 2.01.       Representations and Warranties............................4
Section 2.02.       Covenants.................................................6

ARTICLE 3             ADMINISTRATION AND SERVICING OF CONTRACTS...............7

Section 3.01.       Responsibilities of Servicer..............................7
Section 3.02.       Standard of Care..........................................9
Section 3.03.       Clearing Account, ACH Payments and Servicer Remittances...9
Section 3.04.       Property Management......................................10
Section 3.05.       Financing Statements.....................................11
Section 3.06.       [Reserved.]..............................................11
Section 3.07.       [Reserved.]..............................................11
Section 3.08.       No Offset................................................11
Section 3.09.       Servicing Compensation...................................11
Section 3.10.       Substitution or Purchase of Contracts and Receivables....12

ARTICLE 4                  ACCOUNTINGS, STATEMENTS AND REPORTS...............13

Section 4.01.    Monthly Servicer's Reports..................................13
Section 4.02.    Financial Statements; Certification as to Compliance; Notice of
                 Default.....................................................13
Section 4.03.           Independent Accountants' Reports.....................15
Section 4.04.           Access to Certain Documentation and Information......16
Section 4.05.           Trustee to Cooperate.................................18
Section 4.06.           Oversight of Servicing...............................18

ARTICLE 5                  THE SERVICER, THE SUBSERVICER AND THE ISSUER......20

Section 5.01.    Servicer and Subservicer Indemnification....................20
Section 5.02.    Corporate Existence; Reorganizations........................20
Section 5.03.    Limitation on Liability of the Servicer, the Subservicer and
                                         Others..............................21
Section 5.04 The Servicer and Subservicer Not to Resign......................21
Section 5.05. Issuer Indemnification.........................................22

ARTICLE 6                  SERVICING TERMINATION.............................22

Section 6.01.           Servicer Events of Default...........................22
Section 6.02.           Appointment of Successor Servicer....................25
Section 6.03.           Notification to Noteholders..........................25
Section 6.04.           Waiver of Past Defaults..............................26
Section 6.05.           Effects of Termination of Servicer...................26
Section 6.06.           No Effect on Other Parties...........................26

ARTICLE 7                  THE SUBSERVICER...................................27

Section 7.01.           Representations and Warranties.......................27
Section 7.02.           Subservicer Events of Default........................28
Section 7.03.           Appointment of Successor Subservicer.................29
Section 7.04.           Notification to Noteholders..........................30
Section 7.05.           Waiver of Past Defaults..............................30
Section 7.06.           Effects of Termination of Subservicer................30

ARTICLE 8                  MISCELLANEOUS PROVISIONS..........................31

Section 8.01.           Termination of the Servicing Agreement...............31
Section 8.02.           Amendments...........................................31
Section 8.03.           Governing Law........................................32
Section 8.04.           Notices, etc., to Trustee, Issuer, Servicer and
                        Subservicer..........................................32
Section 8.05.           Notices and Other Documents to Noteholders; Waiver...33
Section 8.06.           Severability of Provisions...........................33
Section 8.07.           Binding Effect.......................................33
Section 8.08.           Article Headings and Captions........................33
Section 8.09.           Legal Holidays.......................................34
Section 8.10.           Assignment for Security for the Notes................34
Section 8.11.           No Servicing Assignment..............................34
Section 8.12.           Counterparts.........................................34
Section 8.13.           Duties of the Parties................................34

Signatures...................................................................35


EXHIBIT A -- Form of Report of Independent Accountants
EXHIBIT B -- Permitted Changes to Property Management Agreement




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                               SERVICING AGREEMENT


         THIS SERVICING AGREEMENT, dated as of March 1, 1998 (the "Agreement"), by and among TRI FUNDING II, Inc., a Delaware corporation (herein, together with its permitted successors and assigns, the "Issuer"), TRENDWEST RESORTS, INC., an Oregon corporation, for itself (together with its successors and assigns, "Trendwest") as servicer hereunder (herein, together with its permitted successors and assigns, the "Servicer"), SAGE SYSTEMS, INC., a Washington corporation, as subservicer hereunder (herein, together with its permitted successors and assigns, the "Subservicer") and LASALLE NATIONAL BANK, as trustee (herein, together with its permitted successors and assigns, the "Trustee") under the Indenture (defined below).


                              PRELIMINARY STATEMENT

         The Issuer has entered into an Indenture, dated as of March 1, 1998 (as amended and supplemented from time to time, the "Indenture"), with the Trustee and the Servicer, pursuant to which the Issuer intends to issue from time to time in series its Receivables-Backed Notes (collectively, the "Notes").

         The Issuer, Trendwest Resorts, Inc. (not as Servicer, but acting on its own behalf, "Trendwest"), and Trendwest Funding II, Inc., a Delaware corporation ("TFI"), have entered into a Purchase and Sale Agreement, dated as of March 1, 1998 (as amended and supplemented from time to time, the "Sale Agreement"), providing for, among other things, the sale by TFI to the Issuer of the Purchased Assets, as defined in the Sale Agreement. Under the terms and conditions set forth in the Indenture, the Issuer is and will be pledging such Purchased Assets to the Trustee as security for the Notes. As a precondition to the effectiveness of the Sale Agreement, the Sale Agreement requires that the Servicer, the Subservicer, the Issuer and the Trustee enter into this Agreement to provide for the servicing of the Purchased Assets.

         In order to further secure the Notes, the Issuer is granting to the Trustee a security interest in, among other things, the Issuer's rights derived under this Agreement and the Sale Agreement, and the Servicer and the Subservicer agree that all covenants and agreements made by the Servicer and the Subservicer herein with respect to the Purchased Assets shall also be for the benefit and security of the Trustee and all Holders from time to time of the Notes. For its services under this Agreement, the Servicer will receive a Servicer Fee as provided herein and in the Indenture.


                              ARTICLE 1   DEFINITIONS

            Section 1.01. Defined Terms. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture.

         "Clearing   Account"   shall  mean  the  account   established  by  the
Subservicer at the Clearing Account Bank, into which account collections with respect to the Contracts will be deposited by the Subservicer.

         "Clearing Account Bank" shall mean Commerce Bank of Washington (or an affiliate thereof), and its successors and assigns.

         "Collection Account Bank" shall mean Wells Fargo Bank (or an affiliate thereof) and its successors or assigns.

        "Contract Files" shall have the meaning specified in the Sale Agreement.

         "Custodian Agreement" shall mean the Custodian Agreement, dated as of March 1, 1998, among Sage Systems, Inc., as Custodian, the Trustee, the Issuer and Trendwest, as amended and supplemented from time to time.

     "Custodian Files" shall have the meaning specified in the Sale Agreement.

         "Independent Accountants" shall mean KPMG Peat Marwick or another firm of public accountants of nationally recognized standing (except that, with respect to Section 4.03, Independent Accountants shall include Molatore, Peugh, McDaniel, Scroggin & Co. LLP and its successors in interest); provided, that such firm is independent with respect to the Servicer within the meaning of the Securities Act of 1933, as amended.

     "Institutional Investor" shall have the meaning specified in the Indenture.

         "Issuer" shall mean TRI Funding II, Inc., a Delaware corporation and its permitted successors and assigns.

         "Liquidated   Receivable"   shall  mean  a  Receivable  that  has  been
liquidated pursuant to Section 3.01(b) hereof.

         "Monthly Servicer's Report" shall mean the report prepared by the Servicer for each Series pursuant to Section 4.01 hereof, a form of which is attached to the related Series Supplement.

         "Officer's Certificate" shall mean, for any Person, a certificate signed by the President, any Vice President, Treasurer or Secretary of such Person and, in the case of the Prior Issuer, any authorized representative of the Prior Issuer.

         "Opinion of Counsel" shall mean a written opinion of counsel in a form that is, and from counsel who is, reasonably acceptable to the person requesting such opinion.

         "Prior Issuer" shall mean TRI Funding Company I, L.L.C., a Delaware limited liability company and its permitted successors and assigns.

         "Projected Income" shall mean, with respect to each Due Period, the amount set forth under the line item "Amount Billed" on the Monthly Servicer's Report.

     "Purchased Assets" shall have the meaning specified in the Sale Agreement.

         "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of the date hereof, among Trendwest, TW Holdings, Inc., the Prior Issuer and TFI as the same may be amended or modified from time to time, together with any annexes, appendices, exhibits or schedules thereto and including the Assignment executed and delivered in connection therewith.

         "Remittance Date" shall mean the Business Day immediately preceding each Payment Date.

         "Reported Company" shall mean each of the Issuer, the Subservicer, WorldMark, Trendwest and its subsidiaries, provided, however, if Trendwest is no longer acting as Servicer or Sage is no longer acting as Subservicer, then "Reported Company" shall also mean any successor Servicer or successor Subservicer, as the case may be, appointed pursuant to this Agreement.

         "Reported Company's Financial Statements" shall include each Reported Company's audited consolidated balance sheet, income statement, statement of cash flows, auditors opinion letter regarding audited financial statements, all notes to the audited financial statements and, with respect to Trendwest, a letter stating that either (i) the auditors have found no material weakness or
(ii) specifying any material weaknesses found by such auditors; Trendwest's and WorldMark's financial statements shall be audited, but, with respect to any other Reported Company, if such information is not currently being audited, then such information may be unaudited.

         "Sage" shall mean Sage Systems, Inc., a Washington corporation and its successors in interest.

         "Sale Agreement" shall mean the Purchase and Sale Agreement, together with any annexes, appendices, exhibits or schedules attached thereto, by and among TFI, Trendwest and the Issuer dated as of the date hereof, and including the Assignment and any Subsequent Assignments executed and delivered in connection therewith.

         "Servicer" with respect to each Series shall initially mean Trendwest Resorts, Inc. until a successor Person shall have become the Servicer pursuant to the applicable provisions of this Agreement, and thereafter "Servicer" shall mean such successor Person.

         "Servicer Default" shall mean any occurrence or circumstance which with notice or the lapse of time or both would be a Servicer Event of Default under this Agreement.

         "Servicer Event of Default" shall mean each of the occurrences or circumstances enumerated in Section 6.01 hereof.

     "Servicer Termination Notice" means the notice described in Section 6.01 hereof.

         "Servicing Officer" shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Purchased Assets, as identified on the list of Servicing Officers furnished by the Servicer to the Trustee and the Noteholders from time to time.

         "Subservicer" with respect to each Series shall initially mean Sage until a successor Person shall have become the Subservicer pursuant to the applicable provisions of this Agreement, and thereafter "Subservicer" shall mean such successor Person.

         "Subservicer   Default"   shall  mean  each  of  the   occurrences   or
circumstances which with notice or the lapse of time or both would be a Subservicer Event of Default under this Agreement.

         "Subservicer Event of Default" shall mean each of the occurrences or circumstances enumerated in Section 7.02 hereof.

     "Substitution Criterion" shall have the meaning specified in the Sale Agreement.

     "Substitute Receivable" shall have the meaning specified in the Sale Agreement.

         "TFI" shall mean Trendwest Funding II, Inc., a Delaware corporation, and its permitted successors and assigns.

         "Trustee" with respect to each Series shall initially mean LaSalle National Bank, until a successor Person shall have become the Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Upgrade" shall have the meaning specified in the Indenture.

         "Upgrade Contract" shall have the meaning specified in the Indenture.


           ARTICLE 2 SERVICER REPRESENTATIONS, WARRANTIES AND COVENANTS

            Section 2.01. Representations and Warranties. The Servicer makes the following representations and warranties to the Trustee and for the benefit of the Noteholders as of the Closing Date and each Series Closing Date, which shall survive the Closing Date and each subsequent Series Closing Date:

     (a) Organization and Good Standing. The Servicer has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Oregon, with requisite corporate power and authority to own its properties, perform its obligations under this Agreement and the Indenture and to transact the business in which it is now engaged or in which it proposes to engage; the Servicer is duly qualified to do business and is in good standing in each State in which the nature of its business requires it to be so qualified, except where failure to so qualify would not have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement and the Indenture.

     (b) Authorization and Binding Obligation. Each of this Agreement and the Indenture has been duly authorized, executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

     (c) No Violation. The entering into of this Agreement and the Indenture and the performance by the Servicer of its obligations under this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Servicer pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Articles of Incorporation or By-laws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Servicer to enter into this Agreement and the Indenture.

     (d) No Proceedings. There are no proceedings or investigations pending, or to the knowledge of the Servicer, threatened against or affecting the Servicer or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including but not limited to any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Credits, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer and its subsidiaries, or the ability of the Servicer to perform its obligations under this Agreement or the Indenture. The Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     (e) Approvals. The Servicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affect the business or condition (financial or otherwise) of the Servicer and its subsidiaries.

     (f) Investment Company. The Servicer is not an investment company which is required to register under the Investment Company Act of 1940, as amended.

     (g) Fidelity Bond. The Servicer has insurance coverage for employee dishonesty with respect to funds it holds in an amount equal to $500,000 per occurrence.

     (h) Pension Funds. The Servicer does not maintain any pension plans.

     Section  2.02.  Covenants.  (a) The Servicer  covenants as to the Purchased
Assets:

     (i) The Servicer shall not release or assign any Lien in favor of the Trustee on any Receivables or the Credits related to any Contract in whole or in part, except as permitted herein or in the Indenture.

     (ii) The Servicer will in all material respects duly fulfill all obligations on the Servicer's part to be fulfilled under or in connection with the Purchased Assets. The Servicer will not amend, rescind, cancel or modify any Contract or term or provision thereof, except as permitted herein or in the Indenture or in connection with an Upgrade, and the Servicer will not do anything that would impair the rights of the Noteholders in the Purchased Assets, except as contemplated herein or in the Indenture; provided that, without limiting the foregoing, the Servicer may once per Contract over the lifetime of such Contract allow the Obligor of such Contract to skip one Scheduled Payment and add one month to the term of the related Contract; provided, further, that such extension will not extend the date of the last payment of any Contract one month beyond the Stated Maturity of the related Series of Notes.

     (iii) As more specifically set forth below, in performing its servicing duties hereunder, the Servicer shall collect all payments required to be made by the Obligors under the Contracts and enforce all material rights of the Issuer under the Contracts. The Servicer shall not assign, sell, pledge or exchange or in any way encumber or otherwise dispose of the Receivables or the Credits, except as permitted hereunder or in the Indenture.

           (b) The Servicer will deliver each of the accountings, statements and reports described in Article 4 hereof to each party as set forth therein.

           (c) The Servicer shall maintain insurance coverage for employee dishonesty with respect to funds it holds in an amount greater than or equal to $500,000 per occurrence.

           (d) Trendwest and the Servicer will not consent (except as may be required by the reasonableness standard in Section 2.3 of the Third Amended Vacation Program Agreement, dated as of June 3, 1994, between Trendwest and WorldMark, as amended) to any request from WorldMark to allow WorldMark to encumber, pledge or hypothecate any vacation property under such Section 2.3.


               ARTICLE 3 ADMINISTRATION AND SERVICING OF CONTRACTS

            Section 3.01.  Responsibilities of Servicer.  (a) The Servicer,  for
the  benefit  of the  Noteholders,  shall be  responsible  for,  and  shall,  in accordance with its customary practices, pursue the managing, servicing, administering, enforcing and making of collections on the Contracts, the Credits, the enforcement of the Trustee's security interest in the Receivables and the Credits granted pursuant to the Indenture, and, if applicable, the resale of the Credits, each in accordance with applicable law and the standards and procedures set forth in this Agreement and any related provisions of the Indenture, the Sale Agreement and the Receivables Purchase Agreement. The Servicer's responsibilities shall include collecting and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, accounting for collections and furnishing monthly and annual statements to the Trustee and the Noteholders with respect to payments and using its best efforts to maintain the perfected security interest of the Trustee in each Series Trust Estate (except with respect to the Credits). Subject to the terms and conditions of this Agreement, the Servicer (at its expense), acting alone or through a subservicer, including the Subservicer, shall have full power and authority, acting at its sole discretion, to do any and all things in connection with such managing, servicing, administration, enforcement, collection and such resale of the Credits that it may deem necessary or desirable and in the best interests of the Noteholders, including the prudent delegation of such responsibilities. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Subservicer, shall, and is hereby authorized and empowered by the Trustee, subject to Section 3.02 hereof, to execute and deliver (on behalf of itself, the Noteholders, the Trustee or any of them) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts, the Custodian Files and the Contract Files. Subject to the terms and conditions of this Agreement, the Servicer, acting alone or through the Subservicer, also may, in its sole discretion, waive any late payment charge or penalty, or any other fees that may be collected in the ordinary course of servicing any Contract. Notwithstanding the foregoing, neither the Servicer, nor the Subservicer, shall, except pursuant to an Upgrade or a judicial order from a court of competent jurisdiction, or as otherwise expressly provided in this Agreement, release or waive the right to collect the Scheduled Payments or any unpaid balance on any Contract. The Trustee shall, at the expense of the
Servicer, furnish the Servicer, or at the request of the Servicer, the Subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or the Subservicer to carry out their servicing and administrative duties hereunder, and the Trustee shall not be responsible for the Servicer's or the Subservicer's application thereof. Notwithstanding the appointment by the Servicer of the Subservicer or any delegation of its responsibilities hereunder, the Servicer shall remain primarily liable for the full performance of its obligations hereunder; provided, however, that if the Servicer requests from the Holders the removal of the Subservicer with respect to any Series after the occurrence of a Subservicer Event of Default, or any act or omission that with the passage of time would be a Subservicer Event of Default, and the Holders of 66-2/3% in principal amount of the Notes of the Controlling Class of such Series Outstanding do not consent to such request, the Servicer shall no longer be liable for any subsequent acts of the Subservicer except any acts taken by Sage at the direction of the Servicer.

           (b) The Servicer shall conduct any Contract management, servicing, administration, collection or enforcement actions in the following manner:

     (i) The Servicer, as agent for and on behalf of the Issuer, with respect to any Defaulted Contract shall follow such practices and procedures as are normal and consistent with the Servicer's standards and procedures relating to its own contracts, receivables and vacation credits that are similar to the Contracts, Receivables and the Credits, including without limitation, the taking of appropriate actions to foreclose or otherwise liquidate any such Defaulted Contract, together with the related Credits, to collect any Guaranty Amounts, and to enforce the Issuer's rights in or under the Sale Agreement and the Receivables Purchase Agreement. The Servicer shall continue its customary practice of applying payments on Defaulted Contracts and Delinquent Contracts first to delinquent interest, then to interest and then to principal. All Recoveries or Residual Proceeds in respect of any such Receivable and the related Credits received by the Servicer or the Subservicer shall be deposited in the Clearing Account pursuant to Section 3.03(a);

     (ii) The Servicer may sue to enforce or collect upon Contracts as agent for the Trustee. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Trustee shall, at the Servicer's request and expense, take such steps as the Servicer deems necessary and instructs the Trustee in writing to take to enforce the Contract, including bringing suit in its name or the name of the Issuer or the names of the Noteholders, and the Trustee shall be indemnified by the Servicer for any such action taken;

     (iii) The Servicer shall exercise any rights of recourse against third parties that exist with respect to any Contract in accordance with the Servicer's usual practice and applicable law. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract to the person against whom recourse exists to the extent necessary, and at the price set forth in the document creating the recourse. The Servicer will not reduce or diminish such recourse rights, except to the extent that it exercises such right;

     (iv) The Servicer may not accept Substitute Contracts that do not comply with Section 3.10 hereof, Sections 3.03 and 3.04 of the Receivables Purchase Agreement, Sections 3.03 and 3.04 of the Sale Agreement and Section 4.03 of the Indenture;

     (v) The Servicer may waive, modify or vary any terms of any Contract or consent to the postponement of strict compliance with any such term if in the Servicer's reasonable and prudent determination such waiver, modification or postponement is not materially adverse to the Noteholders of any Series; provided, however, that except as otherwise expressly permitted with respect to an Upgrade, (A) the Servicer shall not forgive any payment, and (B) the Servicer shall not permit any modification, waivers, variation or postponements with respect to any Contract that would decrease the Scheduled Payment, defer the payment of any principal or interest or any Scheduled Payment, reduce the Aggregate Collateral Value relating to the Notes of any Series (except in connection with actual payments attributable to such Aggregate Collateral Value), or prevent the complete amortization of the Aggregate Collateral Value relating to the Notes of any Series from occurring by the Calculation Date preceding the Stated Maturity with respect to such Notes. The Monthly Servicer's Report shall indicate any modification of any Scheduled Payment pursuant to
Section 2.02(a)(ii) hereof; and

     (vi) Notwithstanding any provision to the contrary contained in this Agreement, the Servicer or the Subservicer shall exercise any right under a Contract to accelerate the unpaid Scheduled Payments, due or to become due thereunder in such a manner as to maximize the net proceeds available to the Issuer; provided, however, that the Servicer will not accelerate any Scheduled Payment unless permitted to do so by the terms of the Contract and under applicable law.

            Section 3.02. Standard of Care. In managing, administering, servicing, enforcing and making collections on the Contracts and the Credits pursuant to this Agreement, each of the Servicer and the Subservicer will provide such services in a manner consistent with past practice and applicable law and will not change such practice in any way that would cause an adverse material change in such practice. In any event, each of the Servicer and the Subservicer warrants that in providing such services it will exercise that degree of skill and care consistent with that which other servicers in the industry customarily exercise with respect to similar contracts and vacation credits owned or serviced by them. Each of the Servicer and the Subservicer shall punctually perform all of its obligations and agreements under this Agreement and shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not materially impair the rights of the Noteholders in any Contracts or payments thereunder.

            Section 3.03. Clearing Account, ACH Payments and Servicer Remittances. (a) The Servicer has previously instructed (or, with respect to Substitute Contracts, will have instructed) each Obligor to remit his or her payments to the Subservicer. The Subservicer shall deposit all payments for principal and interest on the Receivables that it receives into an account (the "Clearing Account") maintained at the Clearing Account Bank in the name of, and in the sole control of, the Subservicer. The Servicer or the Subservicer shall cause payments made by automated clearing house debit to be deposited directly into the Clearing Account from the Obligor's relevant account. On each Business Day, the Subservicer shall, or shall cause the Clearing Account Bank to, transfer all amounts in the Clearing Account collected relating to the Contracts and the Receivables to the Collection Account for the appropriate Series, which shall be an Eligible Account at the Collection Account Bank in the name of the Trustee on behalf of the Noteholders of such Series. The Trustee, based solely on information set forth in the Monthly Servicer's Report for a Series, shall cause the amounts in the Collection Account for such Series to be deposited in the Distribution Account for such Series on the Remittance Date in an amount necessary to make the distributions set forth in Section 12.02(d) of the Indenture and Section 5.01 of the applicable Series Supplement on the related Payment Date.

           (b) Except as otherwise provided in this Agreement, the Servicer, as agent of the Issuer, shall remit or cause to be remitted to the Subservicer for deposit in the Clearing Account by 4:00 p.m., Seattle time, on each Business Day the amounts described below that have been received by the Servicer through 4:00 p.m., Seattle time, on the preceding Business Day of such Series:

                   (i) all payments made under the Contracts relating to the Receivables due after the applicable Series Cut-Off Date, including prepayments but excluding taxes, received directly by the Servicer;

                  (ii)     all Residual Proceeds and Recoveries;

     (iii) the Purchase Price of any Contract purchased by the Servicer or the Issuer, to the extent received by the Servicer; and

                  (iv)     all Guaranty Amounts.

         The Servicer shall hold in trust for the benefit of the Noteholders any payment it receives relating to items (i) through (iv) above until such time as the Servicer transfers such payment to the Subservicer. The Subservicer shall hold in trust for the benefit of the Holders of the Notes any payment it receives relating to items (i) through (iv) above until such time as the Subservicer transfers any such payment to the Clearing Account Bank for deposit in the Clearing Account. Any such amounts held in the Clearing Account shall be held in trust for the benefit of the Noteholders.

            Section 3.04. Property Management. Trendwest will continue to manage the Club in accordance with the management agreement between Trendwest and WorldMark in existence as of the date hereof, as the same may be amended from time to time on account of (i) a change in such agreement approved by a majority of the members of WorldMark, (ii) a change in the agreement made in order to keep Trendwest or WorldMark in compliance with federal, state or local laws, rules and regulations, (iii) as such agreement may be amended from time to time with the written consent of the Holders of Notes representing 66-2/3% in principal amount of the Notes of the Controlling Class of each Series Outstanding or (iv) a change in such agreement in the manner described in Exhibit B to this Agreement.

            Section 3.05. Financing Statements. (a) The Servicer will make all UCC filings and recordings as may be required pursuant to the terms of the Indenture. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, be responsible for such steps as are necessary to maintain perfection of such security interests. The Trustee hereby authorizes the Servicer to re-perfect or to cause the re-perfection of such security interest on its behalf as Trustee, as necessary.

           (b) Within thirty (30) days from the date upon which the financing statements are filed in connection with the issuance of each Series, the Servicer shall cause searches to be conducted in such offices and promptly deliver the results of such searches to the counsel of the initial Noteholders of such Series.

            Section 3.06.    [Reserved.]

            Section 3.07.    [Reserved.]

            Section 3.08. No Offset. Prior to the termination of this Agreement, the obligations of the Servicer or the Subservicer under this Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer or the Subservicer have or may have against the Issuer, the Trustee or any Noteholder whether in respect of this Agreement, the Indenture, each Series Supplement, the Notes, the Sale Agreement, any Contract, Receivable, Credit or otherwise.

            Section 3.09. Servicing Compensation. As compensation for the performance of its obligations under this Agreement for each Series, the Servicer shall be entitled to receive the Servicer Fee related to such Series. The Servicer Fee for each Series shall be paid monthly, commencing on the Initial Payment Date related to such Series and terminating on the first to occur of (i) the receipt of the last Scheduled Payment related to such Series and related Residual Proceeds with respect to the last remaining Contract supporting such Series, (ii) the receipt of Recoveries with respect to the last remaining Contract supporting such Series, or (iii) the date on which the Issuer, Trendwest or TFI purchases the last remaining Contract or Receivable, as the case may be, supporting such Series. The Servicer Fee for each Series shall be paid by the Issuer to the Servicer at the times and in the priority as set forth in the Indenture and the related Series Supplement. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including, without limitation, payment of the fees and disbursements of the Independent Accountants, payment of expenses incurred in connection with distributions and reports to the Trustee and the Noteholders and shall not be entitled to reimbursement for such expenses; provided, however, that the Servicer will be entitled to prompt reimbursement from the Issuer for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts of a Series, from amounts received as Recoveries from any Defaulted Contracts supporting such Series. The Servicer of a Series shall pay the fees and expenses of the Subservicer for such Series and shall not be entitled to reimbursement therefor.

            Section 3.10. Substitution or Purchase of Contracts and Receivables.
(a) Except with respect to an Upgrade, the Servicer shall not allow termination of a Contract prior to the scheduled expiration date unless the Obligor prepays the entire Contract in full or unless the Issuer has (i) pledged to the Trustee a Substitute Receivable and the Issuer's interest in the related Credits under the related Substitute Contract, and delivered to the Trustee the original executed counterpart of such Substitute Contract or (ii) purchased such Receivable and the Issuer's interest in the related Credits from the Trustee by remittance of the Purchase Price to the Subservicer for deposit in the Clearing Account in accordance with Section 3.03(a) hereof; provided, further, that purchases and substitutions of Receivables pursuant to this subparagraph (a) shall comply with the requirements of Section 4.03 of the Indenture and the criteria set forth in Section 3.04 of the Sale Agreement and Section 3.04 of the Receivables Purchase Agreement.

           (b)  The  Servicer  shall  permit  the  Issuer  to (i)  purchase  the
Receivable related to any Defaulted Contract or Delinquent Contract by remittance by the Issuer to the Subservicer for deposit in the Clearing Account in accordance with Section 3.03(a) hereof or (ii) substitute for the Receivable related to any Defaulted Contract or Delinquent Contract a Substitute Receivable and the Issuer's interest in the Credits under the related Substitute Contract, upon the delivery to the Trustee of the original executed counterpart of the Substitute Contract; provided that, purchases and substitutions of Receivables pursuant to this subparagraph (b) shall comply with the requirements of Section
4.03 of the Indenture and the criteria set forth in Section 3.04 of the Sale Agreement and Section 3.04 of the Receivables Purchase Agreement.

           (c) Notwithstanding any other provision contained in this Agreement, the Servicer shall not, with respect to a Defaulted Contract, negotiate or enter into a new contract with the Obligor relating to the Credits or the Obligor's obligations under such Defaulted Contract unless the Issuer has repurchased or made a substitution for the Receivable related to such Defaulted Contract in the manner set forth in subsection (b) hereof.

           (d) In the event that Trendwest is required, as a result of the breach by it of certain representations or warranties, to repurchase or substitute a Contract pursuant to Section 3.03 of the Sale Agreement and Section
3.03 the Receivables Purchase Agreement, the Servicer shall permit such repurchase or substitution in accordance with the terms of Sections 3.03 and
3.04 thereof.

           (e) On any Determination Date after, with respect to any Series, Trendwest and TFI collectively have repurchased Defaulted Contracts with an aggregate Collateral Value equal to the Purchase and Substitution Limit for such Series (or within $5,000 of such Purchase and Substitution Limit), if after giving effect to all distributions to be made on the related Payment Date, the Reserve Account balance for any Series will be equal to or greater than the Reserve Account Required Balance for such Series and on such date there are sufficient amounts to pay interest and the Principal Distribution Amount with respect to all Notes of such Series, Trendwest may, at its option, purchase, in its own right and not as Servicer hereunder, the Credits relating to a Defaulted Contract supporting such Series at a price equal to 25% of (i) the initial principal balance of the related Contract with respect to Contracts which have not been "upgraded," or (ii) the sum of the initial principal balance of the original Contract and the increase in principal balance due to Upgrades with respect to Contracts that have been "upgraded." On such Determination Date, the proceeds of such sale shall be remitted by Trendwest to the Subservicer for immediate deposit into the Clearing Account and shall be deemed to be a collection of principal with respect to such Contract.

           (f) Prior to the substitution of any Contract hereunder, the Subservicer shall review its records and determine that there are no liens or other interests in such Substitute Contract, the related Substitute Receivable and related Credits other than that of Trendwest or TFI, as applicable. If there are any such other interests in such Substitute Contract, such Contract shall not become a substitute Contract until all such interests have been terminated.


                  ARTICLE 4 ACCOUNTINGS, STATEMENTS AND REPORTS

            Section 4.01. Monthly Servicer's  Reports.  No later than 1:00 p.m.,
Chicago time, on each Determination Date, the Servicer shall deliver to the Issuer, the Placement Agent, the Trustee and each Noteholder the Monthly Servicer's Report in the form attached as Exhibit B to the applicable Series Supplement with respect to the activity in the immediately preceding Due Period. In the course of preparing the Monthly Servicer's Report, the Servicer shall seek direction from the Issuer as to remittance of the funds to be paid to the Issuer after all other distributions in accordance with the Indenture and the applicable Series Supplement. Contracts and Receivables which have been substituted for or purchased by Trendwest or the Issuer shall be identified by the related Obligor number. On each Determination Date, the Subservicer shall deliver to the Trustee, in the form of a computer disk or tape or via electronic transmission in a format acceptable to the Trustee, containing all the information in the Subservicer's electronic files regarding each of the Receivables as well as any additional information reasonably requested by the Trustee prior to the related Payment Date. The Monthly Servicer's Report for each Series prepared for each Due Period for June, September, December and March shall also include a summary of the following information as of the end of such Due Period: the total number of Credits, whether sold or unsold; and the number of developed properties of the Club; the name of each such developed property and the total number of Credits allocated to each developed property.

            Section 4.02. Financial Statements; Certification as to Compliance; Notice of Default. (a) The Servicer (or the successor Servicer if the initial Servicer is no longer the Servicer) will deliver, or cause to be delivered, to the Trustee, the Placement Agent and each Holder (and, upon the request of any Noteholder, to any prospective transferee of any Note):

     (i)  within  120 days after the end of each  fiscal  year of each  Reported
Company, a copy of such Reported Company's Financial Statements, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants (which shall be (i) KPMG Peat Marwick, (ii) a legal successor thereto, or (iii) a nationally recognized accounting firm) stating that such financial statements present fairly the financial condition of such Reported Company (or, in the case of a successor Servicer, such successor Servicer's financial condition) and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

     (ii) within 60 days of the end of each fiscal quarter, unaudited versions of each Reported Company's consolidated balance sheet, income statement and cash flow statement; and

     (iii) with the Issuer's, the Servicer's and Trendwest's (if Trendwest is not the Servicer) Financial Statements delivered pursuant to subsections (a)(i) and (a)(ii) above, each of the Issuer, the Servicer and Trendwest (if Trendwest is not the Servicer) will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of the Indenture, the Sale Agreement, the Receivables Purchase Agreement and this Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and conditions of such Reported Company during the period covered by such Reported Company's Financial Statements then being furnished, that the review has not disclosed the existence of any Default or Event of Default under the Indenture or any Servicer Default or Servicer Event of Default or, if a Default or Event of Default under the Indenture or a Servicer Default or a Servicer Event of Default exists, describing its nature, and the Issuer, with respect to a Default or Event of Default, or the Servicer, with respect to a Servicer Default or a Servicer Event of Default, describing what action such Person has taken and is taking with respect thereto, and that on the basis of such review the officer signing such certificate is of the opinion that during such period the Servicer has serviced the Contracts in compliance with the procedures hereof except as disclosed in such certificate;

     (iv) with each Reported Company's Financial Statements delivered pursuant to subsections (a)(i) and (a)(ii) above, each Reported Company shall deliver an Officer's Certificate stating that such financial statements present fairly the financial condition of such Reported Company;

     (v) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default, a Servicer Event of Default, a Subservicer Default or a Subservicer Event of Default hereunder, a Default or an Event of Default under the Indenture, Sale Agreement or Receivables Purchase Agreement, or a Trigger Event or Cash Accumulation Event under the Indenture, a written notice describing its nature and period of existence and what action the Servicer is or proposes to take with respect thereto;

     (vi) promptly upon the Servicer's becoming aware of:

     (A) any proposed or pending investigation of it, the Subservicer, the Club or the Issuer by any governmental authority or agency, or

     (B) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer, the Subservicer, TFI, the Club or the Issuer,

     a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits; and

     (vi) with reasonable promptness any other data and information which may be reasonably requested from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Notes in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended.

           (b) On or before each April 30, so long as any of the Notes of any Series are outstanding, the Servicer shall furnish to the Trustee an Officer's Certificate either stating that such action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements as necessary to maintain the interest of the Trustee created by the Indenture and the related Series Supplement, TFI created by the Sale Agreement and TFI created Receivables Purchase Agreement with respect to the related Series Trust Estate and reciting the details of such action or stating that no such action is necessary to maintain such interest. Such Officer's Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the related Series Trust Estate until the date such next Officer's Certificate is due.

            Section 4.03.  Independent  Accountants'  Reports. (a) Within thirty
(30) days of the Closing Date, the Servicer shall, at its expense, cause the Independent Accountants to prepare a report, a form of which is attached as Exhibit A hereto (which report shall also include as well the additional procedure of comparing the actual aging of the random sample portfolio to the aging number provided by the Subservicer's system), to the effect that such Independent Accountants have reviewed a statistically significant random sample (at the 95% confidence level) of the Custodian Files and that such reviewed Custodian Files are in the possession of the Subservicer and properly accounted for in the Subservicer's records.

           (b) For each  fiscal  year  (commencing  with the fiscal  year ending
December 31, 1998), the Servicer at its expense shall cause the Independent Accountants (who may also render and deliver other services to the Servicer and its Affiliates) to prepare a report that shall include the information set forth in the report set forth in paragraph (a) of this Section 4.03 and which shall also include a report addressed to the Servicer, the Trustee and the Noteholders as of the close of such year, to the effect that the Independent Accountants have compared the information contained in the Monthly Servicer's Reports delivered for a random three-month period during the relevant period with information contained in the accounts and records for such period, and, where applicable, on the basis of such procedures and comparison, report matters which come to the Independent Accountants' attention to indicate that the information contained in the Monthly Servicer's Reports does not reconcile with the information contained in the Servicer's accounts and records. If any letter delivered pursuant to this Section 4.03 (commencing with the letter relating to the fiscal year ending December 31, 1998) discloses such exceptions, the Servicer at its expense shall cause the Independent Accountants to deliver an agreed-upon procedures letter addressed to the Servicer, the Trustee and the Noteholders for each subsequent three-month period. Such obligation shall continue until the Independent Accountants deliver a letter relating to a three-month period that does not disclose any such exceptions. Thereafter, the Servicer shall cause a letter to be delivered relating to each fiscal year in accordance with the first sentence of this Section 4.03. The Servicer shall deliver to the Trustee a copy of any such reports within 90 days of the close of the relevant period.

            Section 4.04. Access to Certain Documentation and Information. (a) Each of the Servicer and the Subservicer shall provide to the Trustee or any Noteholder and their duly authorized representatives, attorneys or accountants access to any and all documentation and to any existing data processing systems (including, but not limited to, any data that can reasonably be generated therefrom) regarding the applicable Series Trust Estate (including the Contract Schedule) that the Servicer and the Subservicer may possess, such access being afforded without charge but only upon reasonable request and during normal business hours so as not to interfere unreasonably with the Servicer's or Subservicer's normal operations or customer or employee relations, at offices of the Servicer and the Subservicer designated by the Servicer and the Subservicer. If a Servicer Event of Default, a Subservicer Event of Default, a Cash Accumulation Event or a Trigger Event has occurred, the reasonable costs of providing the foregoing shall be borne by the Servicer; otherwise, the Person seeking the foregoing shall pay its, his or her own expenses relating to the foregoing.

           (b) At all times during the term hereof, the Servicer shall keep available at its principal executive office for inspection by Noteholders and the Trustee a list of all Contracts the interests in which are then held as a part of each Series Trust Estate, together with a reconciliation of such list to that set forth in the Contract Schedule and each of the Monthly Servicer's Reports, indicating the cumulative addition and removal of the Issuer's interest in the Contracts from each Series Trust Estate.

           (c) Each of the Servicer and the Subservicer will maintain accounts and records as to each respective Contract serviced by the Servicer and the Subservicer that are accurate and sufficiently detailed as to permit (i) the reader thereof to know as of the most recent Calculation Date the status of such Contract, including any payments, Residual Proceeds and Recoveries received or owing (and the nature of each) thereon and (ii) the reconciliation between payments, Residual Proceeds or Recoveries on (or with respect to) each Contract and the amounts from time to time deposited in the applicable Collection Account in respect of such Contract.

           (d) Each of the Servicer and the Subservicer will maintain all of its computerized accounts and records so that, from and after the time of the acquisition of an interest in the Purchased Assets by the Issuer, the Servicer's and the Subservicer's accounts and records (including any back-up computer archives) that refer to any Contract, Receivable or Credits indicate clearly that the Receivables are owned by the Issuer and are pledged, together with the Issuer's security interest in the related Credits, to the Trustee for the benefit of the Noteholders of a particular Series. Indication of the Trustee's interest in a Receivable will be deleted from or modified on the Servicer's accounts and records when, and only when, the Receivable or related Contract has been paid in full, replaced with a Substitute Contract or purchased by Trendwest or the Issuer or assigned to the Servicer pursuant to this Agreement, as the case may be.

           (e) Nothing in this Section 4.04 shall affect the obligation of the Servicer or the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure to provide information otherwise required by this Section 4.04 as a result of such observance by the Servicer, shall not constitute a breach of this Section 4.04.

           (f) All information (that is not public information) obtained by the Trustee or any Noteholder regarding any Reported Company (pursuant to Section
4.02 or otherwise), the Obligors and the Contracts, whether upon exercise of its rights under this Section 4.04 or otherwise, shall be maintained by the Trustee and the Noteholder, as applicable, in confidence in accordance with procedures adopted by the Trustee or such Noteholder, as applicable, in good faith to protect such confidential information; provided that the Trustee and any Noteholder may deliver or disclose such confidential information to (i) their directors, officers, trustees, managers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes), (ii) their financial advisors and other professional advisors who agree to hold confidential such information substantially in accordance with the terms of this Section 4.04(f),
(iii) any other holder of any Note, (iv) any Institutional Investor to which any Noteholder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such confidential information to be bound by the provisions of this Section 4.04(f)), (v) any federal or state regulatory authority having jurisdiction over the Trustee or any Noteholder, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the Noteholders' investment portfolio or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to the Trustee or any Noteholder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which the Trustee or any Noteholder is a party or (z) if an Event of Default has occurred and is continuing, to the extent the Trustee or any Noteholder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and the Transaction Documents.

            Section 4.05. Trustee to Cooperate. Upon payment (including through application of any prepayment) in full of any Contract, the Servicer will notify the Trustee by written certification (which certification shall include a statement to the effect that all amounts received in connection with such payments in full which are required to be deposited in the Clearing Account pursuant to Section 3.03 hereof have been so deposited) of a Servicing Officer and shall request delivery of the Contract to the Servicer in accordance with
Section 1.3 of the Custodian Agreement. Upon receipt of such delivery request, the Custodian shall, within 7 days of such request by the Servicer, release such Contract to the Servicer in accordance with the Custodian Agreement. Upon release of such Contract, the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as it deems necessary to discharge the Obligor thereunder and, if applicable, release any security interest in the Credits related thereto. The Servicer shall determine when a Contract has been paid in full. Upon the written request of a Servicing Officer and subject to the Trustee's rights to indemnity contained herein and in the Indenture, the Trustee shall perform such other acts as reasonably requested in writing by the Servicer and otherwise cooperate with the Servicer in enforcement of the Noteholders' rights and remedies with respect to Contracts.

     Section 4.06. Oversight of Servicing. (a) Prior to each Payment Date, the Trustee shall review the Monthly Servicer's Report for each Series related thereto and shall determine the following:

     (i) that such Monthly Servicer's Report is complete on its face;

     (ii) that the amounts credited to and withdrawn from the Collection Account and the Reserve Account, and to be transferred to and withdrawn from the Distribution Account and the balance of each such account, as set forth in the records of the Trustee, are the same as the amount set forth in such Monthly Servicer's Report;

     (iii) that the Servicer has properly calculated certain of the amounts that are to be distributed pursuant to Section 5.01 of the related Series Supplement on such Payment Date, as specified in such Series Supplement; and

     (iv) based solely on information set forth in such Monthly Servicer's Report, determine that the Projected Income for the related Due Period equals the sum of payments received as principal and interest from Obligors due in such Due Period plus the amount of principal and interest not paid on Delinquent Contracts and Defaulted Contracts (including amounts due by virtue of canceled or bounced checks or other reversed payments) minus any payments due in other Due Periods that were paid in such Due Period (both late payments and prepayments).

           (b) In the event of any discrepancy between the information set forth in subparagraph (a) as calculated by the Servicer from that determined or calculated by the Trustee, the Trustee shall promptly notify the Servicer of such discrepancy. If within 30 days of such notice being provided to the Servicer, the Trustee and the Servicer are unable to resolve such discrepancy, the Trustee shall promptly notify the Holders of the Notes of such Series of such discrepancy.

           (c) Based solely on the information included in the Series Contract Schedule delivered on the related Series Closing Date and the electronic reports provided on each Payment Date thereafter, the Trustee shall determine that any Substitute Contracts delivered under Section 3.10 satisfy the Substitution Criterion described in clause (i) of the second sentence of Section 3.04(b) of the Sale Agreement and clause (i) of the second sentence of Section 3.04(b) of the Receivables Purchase Agreement.

           (d) Other than as specifically set forth elsewhere in this Agreement, the Trustee shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer or the Subservicer and shall have no liability for any action taken or omitted by the Servicer or the Subservicer.

           (e) The Trustee shall consult fully with the Servicer and the Subservicer as may be necessary from time to time to perform or carry out the Trustee's obligations hereunder, including the obligation to choose at any time a successor to the duties and obligations of the Servicer as servicer or Subservicer under Section 6.02 hereof.

           (f) The Subservicer shall provide the Trustee with a copy of the Subservicer's proprietary software that the Subservicer currently uses to service the Contracts, which software shall be held in escrow by the Trustee, only to be used solely by the Trustee in the event that the Subservicer is removed or otherwise ceases to act in the capacity as Subservicer, and only until such time as the Trustee can obtain replacement software or appoint a successor Subservicer in accordance with Section 7.03 (up to a maximum of 90 days from the date that the Subservicer ceases performing services under this Agreement); if the Trustee needs to use such software beyond such 90-day period, Trendwest will pay the Subservicer, on behalf of the Trustee (prior to the expiration of such 90 day period) a license fee of $10,000.00 (payable in advance), which payment shall extend the Trustee's license to use such software until the earlier to occur of: (i) two (2) years from the date that the Subservicer ceases performing services under this Agreement; or (ii) final payment of all amounts due on the Notes of each Series Outstanding. The Trustee may extend such license for successive two-year periods upon payment of $10,000 per period (which fees shall be paid by Trendwest), due prior to the beginning of each such period. The limited license to use the Subservicer's software set forth in this paragraph may not be sublicensed, assigned or transferred by the Trustee without Subservicer's prior written consent, and such license does not include the right to reverse assemble, reverse engineer or reverse compile the software. The Trustee agrees to take all appropriate measures to protect the confidentiality of such software and will return all copies of such software upon the earlier to occur of: (i) the expiration of Trustee's license to use the software (as detailed above); (ii) Trustee's conversion to replacement software or alternative servicing arrangements; or (iii) final payment of all amounts due on the Notes of each Series Outstanding.


             ARTICLE 5 THE SERVICER, THE SUBSERVICER AND THE ISSUER

            Section 5.01. Servicer and Subservicer Indemnification. (a) The Servicer shall indemnify and hold harmless the Trustee, TFI, the Issuer, and each Series Trust Estate, for the benefit of the Noteholders, from and against any loss, liability, claim, expense, damage or injury suffered or sustained to the extent that such loss, liability, claim, expense, damage or injury arose out of or was imposed by reason of the failure by the Servicer to perform its duties under this Agreement or are attributable to errors or omissions of the Servicer related to such duties; provided, however, that the Servicer shall not indemnify any party to the extent that acts of fraud, gross negligence or breach of fiduciary duty by such party contributed to such loss, liability, claim, expense, damage or injury.

           (b) The Subservicer shall indemnify and hold harmless the Trustee, TFI, the Issuer, the Servicer and each Series Trust Estate, for the benefit of the Noteholders, from and against any loss, liability, claim, expense, damage or injury suffered or sustained to the extent that such loss, liability, claim, expense, damage or injury arose out of or was imposed by reason of the failure by the Subservicer to perform its duties under this Agreement or are attributable to errors or omissions of the Subservicer related to such duties; provided, however, that the Subservicer shall not indemnify any party to the extent that acts of fraud, gross negligence or breach of fiduciary duty by such party contributed to such loss, liability, claim, expense, damage or injury.

           (c) Indemnification under this Section 5.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred. If the Servicer or Subservicer has made any indemnity payments to the Trustee or the Noteholders pursuant to this Section and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer or Subservicer, as applicable, without interest. The provisions of this Section 5.01 shall survive any expiration or termination of this Agreement.

            Section 5.02. Corporate Existence; Reorganizations. (a) The Servicer and the Subservicer shall keep in full effect their existence and good standing as corporations in the State of their incorporation and will obtain and preserve their qualification to do business as foreign corporations in each jurisdiction in which such qualification is or shall be necessary to enable the Servicer or the Subservicer to perform their duties under this Agreement, except where the failure to so qualify would not have a material adverse effect on any Series Trust Estate or the ability of the Servicer or the Subservicer to perform their duties hereunder; provided, however, that the Servicer and the Subservicer may reincorporate in another State, if to do so would be in the best interests of the Servicer or the Subservicer and would not have a material adverse effect upon the Noteholders.

           (b) Neither the Servicer nor the Subservicer shall (i) convey, transfer or lease substantially all of its assets as an entirety to any Person, or (ii) merge or consolidate with another Person, unless such Person or the merged or consolidated entity acquires substantially all the assets of the Servicer or the Subservicer, as the case may be, as an entirety and executes and delivers to the Issuer and the Trustee an agreement, in form and substance reasonably satisfactory to the Issuer and the Trustee, which contains an assumption by such Person or entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or the Subservicer, as the case may be, under this Agreement; provided that nothing herein shall prevent the Servicer from selling contracts and receivables which are not Purchased Assets pursuant to a receivables financing.

            Section 5.03. Limitation on Liability of the Servicer, the Subservicer and Others. Except as provided in Section 5.01, the Servicer, the Subservicer and any of the officers, directors, employees or agents of the Servicer or the Subservicer shall not be under any liability for any action taken or for refraining from the taking of any action in their capacity as Servicer or Subservicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or Subservicer or any such Person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence (which includes negligence with respect to the duties of the Servicer or Subservicer explicitly set forth in this Agreement) in the performance of its duties hereunder. The Servicer, the Subservicer and any officer, director, employee or agent of the Servicer or the Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person with respect to any matters arising hereunder. No implied covenants or obligations shall be read into the Servicing Agreement against the Servicer or the Subservicer. In the event the Servicer or the Subservicer perform any activities beyond the requirements of this Agreement, they shall have the option but will not be required to perform such activities in the future.

            Section 5.04. The Servicer and Subservicer Not to Resign. (a) Neither the Servicer nor the Subservicer (except as set forth in the last sentence of this subsection (a) shall resign from the duties and obligations hereby imposed on it by this Agreement except upon a determination by the Board of Directors of the Servicer or Subservicer, as the case may be, that by reason of change in applicable legal requirements, with which the Servicer or Subservicer, as the case may be, cannot reasonably comply, the continued performance by the Servicer or the Subservicer, as the case may be, of its duties under this Agreement would cause it to be in violation of such legal requirements, said determination to be evidenced by a resolution from the appropriate Board of Directors to such effect, accompanied by an Opinion of Counsel to such effect and reasonably satisfactory to the Trustee. The
Subservicer may resign as Subservicer hereunder upon the termination of the Service Agreement between the Servicer and the Subservicer, dated as of January 1, 1996 or any successor agreement thereto.

           (b) No such  resignation  shall  become  effective  until a successor
Servicer  or   Subservicer,   as  the  case  may  be,  shall  have  assumed  the
responsibilities and obligations of the Servicer or Subservicer hereunder.

           (c) Except as provided in Sections 5.02 and 6.01 hereof, the duties and obligations of the Servicer and Subservicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section
8.01 hereof, and shall survive the exercise by the Issuer or the Trustee of any right or remedy under this Agreement, or the enforcement by the Issuer, the Trustee or any Noteholder of any provision of the Notes or this Agreement.

            Section 5.05. Issuer Indemnification. The Issuer shall indemnify and hold harmless the Servicer and the Subservicer (but solely from the amounts to be distributed to the Issuer as set forth in Sections 5.01 and 5.02 of the applicable Series Supplement) from and against any loss, liability, expense, damage or injury suffered or sustained by the Servicer or the Subservicer, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, which arises out of the Servicer's or the Subservicer's activities hereunder; provided, however, that the Issuer shall not indemnify the Servicer or the Subservicer if the Servicer's or the Subservicer's activities constituted fraud, willful misconduct, negligence (which includes negligence with respect to the duties of the Servicer which are explicitly set forth in this Agreement) or breach of fiduciary duty by the Servicer or the Subservicer for any amounts for which the Servicer or Subservicer is obligated to indemnify the Issuer or other Persons pursuant to Section 5.01 hereof.


                         ARTICLE 6  SERVICING TERMINATION

     Section 6.01. Servicer Events of Default. (a) With respect to each Series, any of the following acts or occurrences shall constitute a Servicer Event of Default with respect to such Series:

     (i) any failure by the Servicer to deliver to the Subservicer for payment to Noteholders any proceeds or payments received from an Obligor or in respect of the related Series Trust Estate and required to be so delivered under the terms of the Indenture and this Agreement that continues unremedied until 1:00 p.m., Chicago time, on the second successive Business Day following such failure; provided, however, that the Subservicer, upon receiving actual knowledge of such failure, shall give the Servicer and the Trustee prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Subservicer to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

     (ii) any failure by the Servicer to deliver a Monthly Servicer's Report pursuant to Section 4.01 hereof that continues unremedied until 1:00 p.m., Chicago time, the following Business Day; provided, however, that if the Trustee has actual knowledge that the Servicer has not delivered such Monthly Servicer's Report by 1:00 p.m., Chicago time, on a Determination Date, the Trustee shall give the Servicer written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

     (iii) any failure by the Servicer to remit any Purchase Price received by it to the Subservicer that continues unremedied until 4:00 p.m., Chicago time, the following Business Day; provided, however, that if the Servicer has not remitted any Purchase Price received by it to the Subservicer by 2:00 p.m., Chicago time, on the Determination Date and the Trustee has received written notification from the Subservicer by way of the applicable Monthly Servicer's Report or otherwise that such Purchase Price has not been paid, the Trustee shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

     (iv) any failure by the Servicer to make remittances (other than a remittance of Purchase Price referred to in clause (iii) above) or deliver notices pursuant to Section 3.03 hereof, that continues unremedied until 1:00 p.m., Chicago time, of the second successive Business Day; or

     (v) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or the Indenture or the related Series Supplement, as the case may be, or any representation or warranty of the Servicer set forth in Section 2.01 of this Agreement shall prove to be incorrect in any material respect, which failure or breach continues unremedied for a period of 30 days after the date on which the Servicer becomes aware of such failure or breach, or receives written notice of such failure or breach; or

     (vi) any assignment by the Servicer to a delegate of its duties or rights under this Agreement, except as specifically permitted hereunder, or any attempt to make such an assignment; or

     (vii) the entry of a decree or order for relief by a court having jurisdiction in respect of the Servicer or a petition against the Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Servicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect, or failure for such petition to be dismissed, for a period of 60 consecutive days; or

     (viii) the commencement by the Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or relating to the Servicer relating to a substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the failure by the Servicer generally to pay its debts as such debts become due or if the Servicer shall admit in writing its inability to pay their debts as they become due, or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

     (ix) the stockholders' equity of the Servicer and its consolidated subsidiaries, determined in accordance with generally accepted accounting principles, as would be shown on a consolidated balance sheet for such Persons, is below $50,000,000; or

     (x) the occurrence of a Trigger Event if the initial Servicer is the Servicer; or

     (xi) the occurrence of a Subservicer Event of Default.

           (b) If a Servicer Event of Default shall have occurred and be continuing with respect to any Series, the Trustee shall, upon written direction of the Holders of Notes representing not less than 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of such Series, by notice (the "Servicer Termination Notice") given in writing to the Servicer of such Series terminate all, but not less than all, of the rights and obligations (except as expressly provided herein) of the Servicer under this Agreement with respect to such Series. Notwithstanding the foregoing, a delay in or failure of performance under Sections 6.01(a)(ii) or 6.01(a)(v) hereof for a period of 30 or more days shall not constitute a Servicer Event of Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes; provided, however, that in any event, such delay or failure shall constitute a Servicer Event of Default if it continues unremedied for a period of 35 days. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Servicer shall provide the Trustee, the Issuer and the Noteholders with prompt notice of such failure or delay by it or the Subservicer, together with a description of its efforts to so perform its obligations.

           (c)    [Reserved]

           (d) On or after the receipt by the Servicer of a Servicer Termination Notice, all authority and power of the Servicer with respect to such Series under this Agreement, whether with respect to the Notes or the Contracts of such Series or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 6.02 hereof, and, without limitation, such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer of the Contracts and related documents related to such Series, or otherwise. The Servicer agrees to cooperate with the Trustee and the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit related to such Series, or have been deposited by the Servicer or thereafter received with respect to Contracts related to such Series. To assist the successor Servicer in enforcing all rights under such Contracts, the outgoing Servicer, at its own expense, shall transfer its records (electronic and otherwise) relating to such Contracts to the successor Servicer in such form as the successor Servicer may reasonably request and shall transfer the related Contracts (to the extent not held by the Trustee) and all other records, correspondence and documents relating to such Contracts that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request.

            Section 6.02. Appointment of Successor Servicer. (a)(i) On and after the time at which the Servicer with respect to a Series resigns as Servicer pursuant to Section 5.04 hereof or is terminated as Servicer pursuant to Section
6.01 hereof, the Trustee shall, at the direction of Holders of Notes representing not less than 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of such Series appoint a successor Servicer with respect to such Series.

          (ii) The successor Servicer with respect to a Series shall be the successor in all respects to the Servicer of such Series in its capacity as Servicer for such Series under this Agreement, and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer with respect to such Series by the terms and provisions hereof; provided, however, that any such successor shall not be liable for any acts or omissions of such outgoing Servicer or for any breach by such outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. Subject to the consent of the Holders representing not less than 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of such Series, such successor Servicer may subcontract with another firm to act as subservicer so long as such successor Servicer remains fully responsible and accountable for performance of all obligations of the Servicer with respect to such Series on and after the time such Servicer receives the Servicer Termination Notice with respect to such Series. Such successor Servicer shall be entitled to the Servicer Fee for such Series in connection with acting as Servicer with respect to such Series hereunder.

           (b) Each of the Servicer, the Subservicer, the Issuer, the Trustee and any successor Servicer or successor Subservicer with respect to each Series, shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon any succession, such successor Servicer as well as any successor Subservicer shall notify the Obligors that it has been appointed Servicer with respect to such Series under this Agreement with respect to the Contracts.

            Section 6.03. Notification to Noteholders. The Servicer with respect to a Series shall promptly notify the Subservicer, the Issuer and the Trustee of any Servicer Event of Default with respect to such Series upon actual knowledge thereof by an officer of such Servicer. Upon any termination of, or appointment of a successor to, such Servicer pursuant to this Article 6, the Trustee with respect to a Series shall give prompt written notice thereof to the Noteholders of such Series at their respective addresses appearing in the Note Register.

            Section 6.04. Waiver of Past Defaults. The Trustee with respect to such Series shall, at the direction of the Holders of Notes representing not less than 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of such Series, on behalf of all Noteholders of such Series, waive any default by the Servicer with respect to a Series in the performance of its obligations hereunder and its consequences, other than a default with respect to required deposits and payments in accordance with Article 3 or a default of the type set forth in clause (vii) or (viii) of Section 6.01(a) hereof, which waiver shall require the consent of each Noteholder of such Series. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.

            Section 6.05. Effects of Termination of Servicer. (a) Upon the appointment of a successor Servicer for any Series, the predecessor Servicer for such Series shall remit any Scheduled Payments related to such Series and any other payments or proceeds that such predecessor may receive pursuant to any Contract or otherwise related to such Series to such successor after such date of appointment.

           (b) After the delivery of a Servicer Termination Notice with respect to such Series, the outgoing Servicer for such Series shall have no further obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Contracts for such Series, and the successor Servicer for such Series shall have all of such obligations, except that such outgoing Servicer will transmit or cause to be transmitted directly to such successor Servicer promptly on receipt and in the same form in which received, any amounts held by such outgoing Servicer (properly endorsed where required for such successor to collect them) received as payments upon or otherwise in connection with the Contracts for such Series. Such outgoing Servicer's indemnification obligations pursuant to Section 5.01 hereof will survive the termination of such Servicer but will not extend to any acts or omissions of a successor Servicer.

            Section 6.06. No Effect on Other Parties. (a) Upon any termination of the rights and powers of the Servicer for any Series pursuant to Section 6.01, or upon any appointment of a successor to such Servicer, all the rights, powers, duties and obligations of Trendwest under this Agreement, the Indenture, each Series Supplement, the Receivables Purchase Agreement and the Sale Agreement, other than Trendwest's rights, powers, duties and obligations as Servicer for such Series therein, shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter.


                            ARTICLE 7 THE SUBSERVICER

     Section 7.01. Representations and Warranties. The Subservicer makes the following representations and warranties to the Trustee and for the benefit of the Noteholders which shall survive the Closing Date:

     (a) Organization and Good Standing. The Subservicer has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Washington, with requisite corporate power and authority to own its properties, perform its obligations under this Agreement and to transact the business in which it is now engaged or in which it proposes to engage; the Subservicer is duly qualified to do business and is in good standing in each State in which the nature of its business requires it to be so qualified, except where failure to so qualify would not have a material adverse effect on the ability of the Subservicer to perform its obligations under this Agreement.

     (b) Authorization and Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Subservicer and constitutes the valid and legally binding obligation of the Subservicer enforceable against the Subservicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

     (c) No Violation. The entering into of this Agreement and the performance by the Subservicer of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the contemplated pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Articles of Incorporation or By-laws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Subservicer to enter into this Agreement.

     (d) No Proceedings. There are no proceedings or investigations pending, or to the knowledge of the Subservicer, threatened against or affecting the Subservicer or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including but not limited to any such proceeding or investigation with respect to any environmental or other liability resulting from its business which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Subservicer, or the ability of the Subservicer to perform its obligations under this Agreement. The Subservicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     (e) Approvals. The Subservicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affect the business or condition (financial or otherwise) of the Subservicer and its subsidiaries.

     Section 7.02. Subservicer Events of Default. (a) With respect to each Series, any of the following acts or occurrences shall constitute a Subservicer Event of Default with respect to such Series:

     (i) any failure by the Subservicer to deliver to the Clearing Account Bank for deposit in the Clearing Account any proceeds or payments received from an Obligor or the Servicer or in respect of the related Series Trust Estate and required to be so delivered under the terms of the Indenture and this Agreement that continues unremedied until 1:00 p.m., Chicago time, on the second successive Business Day following such failure; provided, however, that the Trustee, upon receiving actual knowledge of such failure, shall give the Subservicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Subservicer shall not prevent the occurrence of a Subservicer Event of Default; or

     (ii) any failure on the part of the Subservicer duly to observe or perform any other covenants or agreements of the Subservicer set forth in this Agreement, or any representation or warranty of the Subservicer set forth in
Section 7.01 of this Agreement shall prove to be incorrect in any material respect, which failure or breach continues unremedied for a period of 30 days after the date on which the Subservicer becomes aware of such failure or breach, or receives written notice of such failure or breach; or

     (iii) any assignment by the Subservicer to a delegate of its duties or rights under this Agreement, except as specifically permitted hereunder, or any attempt to make such an assignment; or

     (iv) the entry of a decree or order for relief by a court having jurisdiction in respect of the Subservicer or a petition against the Subservicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Subservicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Subservicer and the continuance of any such decree or order unstayed and in effect, or failure for such petition to be dismissed, for a period of 60 consecutive days; or

     (v) the commencement by either the Subservicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by either the Subservicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or relating to the Subservicer relating to a substantial part of its property, or the making by the Subservicer of an assignment for the benefit of creditors, or the failure by the Subservicer generally to pay its debts as such debts become due or if the Subservicer shall admit in writing its inability to pay their debts as they become due, or the taking of corporate action by the Subservicer in furtherance of any of the foregoing.

     (b) If a Subservicer Event of Default with respect to any Series shall have occurred and be continuing, then the Trustee shall, upon written direction of the Holders of Notes representing 66-2/3% in principal amount of the Controlling Class of the Notes Outstanding of such Series, by notice (the "Subservicer
Termination Notice") given in writing to the Subservicer for such Series terminate all, but not less than all, of the rights and obligations of such Subservicer under this Agreement. Notwithstanding the foregoing, a delay in or failure of performance under Sections 7.02(a)(ii) hereof for a period of 30 or more days shall not constitute a Subservicer Event of Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Subservicer and such delay or failure was caused by acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes; provided, however, that in any event, such delay or failure shall constitute a Subservicer Event of Default if it continues unremedied for a period of 35 days. The preceding sentence shall not relieve the Subservicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Subservicer shall provide the Trustee, the Issuer and the Noteholders with prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

            Section 7.03. Appointment of Successor Subservicer. (a)(i) On and after the time at which Subservicer for a Series resigns pursuant to Section
5.04 hereof or is terminated as Subservicer pursuant to Section 7.02(b) hereof, the Trustee shall, at the direction of Holders of Notes representing at least 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of such Series appoint a successor Subservicer.

          (ii) The successor Subservicer for a Series shall be the successor in all respects to the Subservicer for such Series in its capacity as Subservicer under this Agreement, and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Subservicer with respect to such Series by the terms and provisions hereof; provided, however, that any such successors shall not be liable for any acts or omissions of the outgoing Subservicer, as the case may be, or for any breach by either the outgoing Subservicer of any of its representations and warranties contained herein or in any related document or agreement.

           (b) The Servicer, the Subservicer, the Issuer, the Trustee and any successor Servicer or successor Subservicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon any succession, such successor Servicer as well as any successor Subservicer shall notify the Obligors that it has been appointed Servicer or Subservicer, as the case may be, under this Agreement with respect to the Contracts.

            Section 7.04. Notification to Noteholders. The Subservicer for a Series shall promptly notify the Servicer, the Issuer and the Trustee of any Subservicer Event of Default with respect to such Series upon actual knowledge thereof by the Subservicer. Upon any termination of, or appointment of a successor to, the Subservicer for a Series pursuant to this Article 7, the Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register.

            Section 7.05. Waiver of Past Defaults. The Trustee shall, at the direction of the Holders of Notes representing more than 66-2/3% in principal amount of the Controlling Class of the Notes Outstanding of any affected Series, on behalf of all Noteholders of such Series, waive any default by the Subservicer in the performance of its obligations hereunder and its consequences, other than a default with respect to required deposits and payments in accordance with Article 3 or a default of the type set forth in clause (iv) or (v) of Section 7.02(a) hereof, which waiver shall require the consent of each Noteholder of such Series. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.

            Section 7.06. Effects of Termination of Subservicer. (a) Upon the appointment of a successor Subservicer for a Series, the predecessor Subservicer shall remit any Scheduled Payments relating to such Series and any other payments or proceeds that such predecessor may receive pursuant to any Contract or otherwise relating to such Series to such successor after such date of appointment.

           (b) After the delivery of a Subservicer Termination Notice, the outgoing Subservicer of a Series shall have no further obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Contracts relating to such Series, and the successor Subservicer shall have all of such obligations, except that the outgoing Subservicer will transmit or cause to be transmitted directly to such successor Subservicer promptly on receipt and in the same form in which received, any amounts held by the outgoing Subservicer (properly endorsed where required for such successor to collect them) received as payments upon or otherwise in connection with the Contracts relating to such Series.


                       ARTICLE 8 MISCELLANEOUS PROVISIONS

            Section 8.01. Termination of the Servicing Agreement. (a) Absent a termination pursuant to Section 6.01 or 7.02 hereof, the respective duties and obligations of the Servicer, the Subservicer, the Issuer and the Trustee created by this Agreement shall terminate upon the discharge of the Indenture in accordance with its terms; and the respective duties and obligations of the Trustee shall terminate with respect to the Trustee in the event the Trustee resigns or is replaced under Section 7.09 of the Indenture; provided, however, that no resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 of the Indenture. Upon the termination of this Agreement pursuant to this Section 8.01(a), each of the Servicer and the Subservicer shall pay all monies with respect to the Receivables and Credits held by the Servicer or the Subservicer, as the case may be, and to which the Servicer and the Subservicer or the Subservicer, as the case may be, is not entitled, to the Issuer or upon the Issuer's order. Each of the Servicer's and Subservicer's indemnification obligations pursuant to Section 5.01 hereof will survive the termination of this Agreement.

           (b) This Agreement shall not be automatically terminated as a result of an Event of Default under the Indenture or any action taken by the Trustee thereafter with respect thereto, and any liquidation or preservation of the applicable Series Trust Estate by the Trustee thereafter shall be subject to the rights of the Servicer to service the Receivables and to collect servicing compensation as provided hereunder.

            Section 8.02. Amendments. (a) This Agreement may be amended from time to time by the Issuer, the Subservicer and the Servicer, with the consent of the Trustee, and the Holders of not less than 66-2/3% in principal amount of the Controlling Class of Notes Outstanding of each affected Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that, with respect to any Series, the number of Holders of such Series required for such consent shall be modified as set forth in the related Series Supplement; provided, further, that no such amendment shall, without the consent of each affected Noteholder
(i) alter the priorities with which any allocation of funds shall be made under this Agreement; (ii) permit the creation of any lien on any Series Trust Estate (other than the lien of the Indenture) or any portion thereof or deprive any such Noteholder of the benefit of this Agreement with respect to the related Series Trust Estate or any portion thereof; (iii) modify any provision herein relating to the voting percentage of Noteholders necessary to grant consent or give direction, or (iv) modify this Section 8.02 or Sections 6.02 or 6.04 hereof.

           (b) Promptly after the execution of any amendment, the Servicer shall send to the Subservicer, the Trustee, the Rating Agency and each Holder of the Notes a conformed copy of each such amendment.

           (c) It shall be necessary,  in any consent of Noteholders  under this
Section 8.02, to approve the particular form of any proposed amendment. The manner of obtaining such consent and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (d) Any amendment or modification effected contrary to the provisions of this Section 8.02 shall be void.

            Section 8.03. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 8.04. Notices, etc., to Trustee, Issuer, Servicer and Subservicer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

     (a) to the Trustee at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674 (facsimile number (312) 904-2084), Attention: Asset Backed Securities Trust Services, TRI Funding II [specify Series], or at any other address previously furnished in writing to the Issuer, the Noteholders, the Servicer and the Subservicer; or

     (b) to the Issuer at TRI Funding II, Inc., 3250 Lakeport Boulevard, Klamath Falls, Oregon 97601 (facsimile number (503) 885-7454), Attention: Treasurer, or at any other address previously furnished in writing to the Trustee, the Noteholders, the Servicer and the Subservicer by the Issuer; or

     (c) to the  Servicer at Trendwest  Resorts,  Inc.,  12301 N.E.  10th Place,
Bellevue,  Washington  98005  (facsimile  number  (425)  990-2302),   Attention:
Executive Vice President, or at any other address previously furnished in writing to the Trustee, the Noteholders, the Subservicer and the Issuer; or

     (d) to the Subservicer at Sage Systems, Inc., 2135 112th Avenue N.E., Suite 101, Bellevue, Washington 98004 (facsimile number (425) 462-0264), Attention:
President, or at any other address previously furnished in writing to the Trustee, the Noteholders and the Servicer; or

     (e) to the Rating Agency at Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004 (facsimile (212) 480-4438), Attention:
Asset-Backed Securities or at any other address previously furnished in writing to the Trustee, the Noteholders, the Subservicer, the Servicer and the Issuer.

            Section 8.05.  Notices and Other Documents to  Noteholders;  Waiver.
(a) Where this Agreement provides for notice to Noteholders of any event, such notice shall be in writing and sent (i) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice to a Noteholder or its nominee must be sent to (i) such Person at the address specified for such communications in the Note Register, or at such other address as the Noteholder shall have specified to the Trustee in writing and (ii) if specified, to such other Person as shall be identified in writing to the Trustee by each Noteholder or its nominee. The Trustee acknowledges receipt of Annex 1 to the Note Purchase Agreement, which sets forth such information with respect to the initial Holders. Notice under this Section 8.05 will be deemed to be given only when actually received.

           (b) Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           (c) Any reports, documents or other communications other than notices to be sent to Noteholders may be telecopied or mailed, first class postage prepaid and shall be addressed to the Noteholders and their nominees and designees, if applicable, as set forth in paragraph (a) above.

            Section 8.06. Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid, such provisions shall be deemed severable from the remaining covenants and provisions of this Agreement, and shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Trustee or any Noteholder. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

            Section 8.07. Binding Effect. All provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Noteholders. This Agreement may not be modified except by a writing signed by all parties hereto.

     Section 8.08. Article Headings and Captions. The article headings and captions in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 8.09. Legal Holidays. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day, such action, delivery or payment need not be made on such date, but may be made on the next succeeding Business Day.

            Section 8.10. Assignment for Security for the Notes. The Servicer understands that the Issuer will assign to and grant to the Trustee a security interest in all of its right, title and interest to this Agreement. The Servicer consents to such assignment and grant and further agree that all representations, warranties, covenants and agreements of the Servicer made herein shall also be for the benefit of and inure to the Trustee and all Holders from time to time of the Notes.

            Section 8.11. No Servicing Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 5.04 hereof, this Agreement may not be assigned by the Issuer, the Seller, the Subservicer or the Servicer (except with respect to the appointment of a subservicer) without the prior written consent of the Holders of Notes representing not less than 66-2/3% in principal amount of the Controlling Class of the Notes Outstanding of each affected Series.

     Section 8.12. Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

            Section 8.13. Duties of the Parties. This Servicing Agreement has been drafted with the intent that one Person shall serve as Servicer, one Person shall serve as Trustee, and one Person shall serve as Subservicer with respect to all Series of Notes Outstanding. However, any Series may have a different Person serving as Servicer, Trustee or Subservicer because of a resignation or removal of such Person with respect to such Series. References to each of the Servicer, the Trustee and the Subservicer shall be read so that each such Person shall have the rights and duties of the Servicer, Trustee or Subservicer, as the case may be, only with respect to each Series for which such Person serves in such role.

         IN  WITNESS  WHEREOF,  the  Issuer,   Trendwest,   the  Servicer,   the
Subservicer and the Trustee have caused this Agreement to be duly executed by their respective officers or authorized signatories thereunto duly authorized as of the date and year first above written.


                        TRI 6 FUNDING II, INC., as Issuer



                                       By
                                      Name:
                                     Title:



     TRENDWEST RESORTS, INC., as Servicer and for itself



                                       By
                                      Name:
                                     Title:


     SAGE SYSTEMS, INC., as Subservicer



                                       By
                                      Name:
                                     Title:



     LASALLE NATIONAL BANK, as Trustee



                                       By
                                      Name:
                                     Title:

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                                    EXHIBIT A


                                     FORM OF
                        REPORT OF INDEPENDENT ACCOUNTANTS

===============================================================================

================================================================================

                                    EXHIBIT B


               PERMITTED CHANGES TO PROPERTY MANAGEMENT AGREEMENT


     1. The right of entry into resort units provision of the agreement may be amended to accommodate emergency situations.

     2. The permitted percentage interest that Trendwest has in an entity which contracts with Trendwest may be decreased.

     3. The maximum management fees paid to Trendwest may be decreased.

     4. The Advances and Reimbursements provision may be amended so that WorldMark will reimburse Trendwest for sums which were advanced by Trendwest at Trendwest's cost rather than at a set interest rate.

     5. The provision of the agreement authorizing Trendwest to pay itself its management fee, reimbursements and authorized expenses may be amended to require board approval should Trendwest seek reimbursement of expenses in excess of the budgeted amount for such expenses.

     6. The competition provision of the agreement may be amended so that employees and managers of Trendwest and WorldMark may not in any way obtain or retain the services of the other's employees for a period of twelve months following the termination or expiration of the agreement.

     7. Information relating to the names and addresses of any person named in the agreement may be updated as necessary.